UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2022, Heidrick & Struggles International, Inc. (“Heidrick & Struggles” or the “Company”) reported its earnings for the second quarter ended June 30, 2022. A copy of the Company’s press release containing the information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Heidrick & Struggles under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Heidrick & Struggles International, Inc. Press Release dated July 25, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Dated: July 25, 2022	/s/ Mark R. Harris
Name: Mark R. Harris
Title: Executive Vice President and Chief Financial Officer